Goodwill and Intangible Assets	12 Months Ended
Dec. 31, 2024
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets
6. Goodwill and Intangible Assets
In 2015, Teekay Tankers acquired a ship-to-ship transfer business (Teekay Marine Solutions or TMS) from a company jointly owned by Teekay Corporation and a Norway-based marine transportation company, I.M. Skaugen SE, and recognized goodwill and intangible assets relating to customer relationships at the time of the acquisition.

As part of the EU ETS requirements, during the year ended December 31, 2024, the Company acquired EUAs for $5.9 million, which were recorded as indefinite-lived intangible assets. As at December 31, 2024, these intangible assets are presented as other current assets in the consolidated balance sheet as the EUAs will be surrendered within one year from the balance sheet date.

Goodwill
The carrying amount of goodwill was $2.4 million as at December 31, 2024 and 2023 and relates to the Tanker segment. In 2024, 2023 and 2022 the Company conducted its annual goodwill impairment review and concluded that no impairment had occurred.

Intangible Assets
The carrying amount of intangible assets, excluding EUAs, is as follows:

	As at
	December 31, 2024 $	December 31, 2023 $
Customer relationships At cost of $5.7 million, less accumulated amortization of $5.4 million (2023 - cost of $5.7 million, less accumulated amortization of $5.0 million) (1)	307	658
	307	658
(1) The customer relationships are being amortized over a weighted average amortization period of 10 years. Amortization expense of intangible assets for the year ended December 31, 2024 was $0.4 million (2023 – $0.4 million, 2022 – $0.4 million). The remaining balance of $0.3 million is expected to be amortized in 2025